UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2021

SOC TELEMED, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39160	84-3131208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1768 Business Center Drive, Suite 100

Reston, Virginia 20190

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 483-9690

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	TLMD	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	TLMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by SOC Telemed, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 30, 2021 (the “Original Report”), to provide the historical financial statements of Access Physicians Management Services Organization, LLC and Affiliated Companies (“Access Physicians”), the business acquired, and the unaudited pro forma financial statements required by Article XI of Regulation S-X. This Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined balance sheets of Access Physicians as of December 31, 2020 and 2019, and the audited combined statements of income, changes in members’ equity and cash flows of Access Physicians for the years ended December 31, 2020 and 2019, and the related notes and independent auditors’ report of Huselton, Morgan and Maultsby P.C., are filed as Exhibit 99.2 hereto and are incorporated herein by reference. The consent of Huselton, Morgan and Maultsby P.C., the independent accounting firm of Access Physicians, is attached hereto as Exhibit 23.1.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Access Physicians as of and for the year ended December 31, 2020, and the related notes, giving effect to the Acquisition, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Huselton, Morgan and Maultsby P.C., independent accounting firm of Access Physicians.

99.2	Audited combined balance sheets of Access Physicians as of December 31, 2020 and 2019, and the audited combined statements of income, changes in members’ equity and cash flows of Access Physicians for the years ended December 31, 2020 and 2019, and the related notes and independent auditors’ report.

99.3	Unaudited pro forma condensed combined financial information of the Company and Access Physicians as of and for the year ended December 31, 2020, and the related notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOC Telemed, Inc.

Date: June 11, 2021	By:	/s/ Eunice Kim
	Name:	Eunice Kim
	Title:	General Counsel and Corporate Secretary

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